MERIDIAN FUND, INC.
                                                                 October 1, 2004

To Our Shareholders:

The September quarter was a difficult period for equities. There is concern that higher oil prices will lead to slower economic growth and reduced corporate profits in the periods ahead. The S&P 500 declined 2.3%, the NASDAQ 7.4% and the Russell 2000 3.1%. The best performing groups included mining, marine transportation and steel. Semiconductors, airlines and soft drinks represented the worst performing areas. Bonds performed well. The yield on the ten-year government bond declined to 4.1% from 4.6% on June 30, reflecting a modest slowdown in economic growth and reduced inflation concerns.

We believe that the rise in energy costs will slow economic growth somewhat, but not create a downturn. Energy is not as vital to the U.S. economy as in the past. In 1980, consumer spending on energy goods and services represented 9% of total spending. Today it has declined to 5%. Higher oil prices, sooner or later, will lead to increased supply, reduced consumption and lower prices. The price of oil, in our opinion, will be lower a year from now. Most indicators point to modest economic and profit growth for the balance of this year and well into 2005, and this represents our outlook as well. Inflation is not a problem and interest rates remain at attractive levels.

We welcome those new shareholders who joined the Meridian Funds during the quarter and appreciate the continued confidence of our existing shareholders.

/s/ Richard F. Aster, Jr.

Richard F. Aster, Jr.

MERIDIAN GROWTH FUND(R)

The Meridian Growth Fund's net asset value per share at September 30, 2004 was $34.05. This represents an increase of 3.1% for the calendar year to date. The Fund's total return and average annual compound rate of return since inception, August 1, 1984, were 1,355.6% and 14.2%, respectively. The Fund's assets at the close of the quarter were invested 5.3% in cash and cash equivalents and 94.7% in stocks. Total net assets were $1,324,932,312 and there were 63,680 shareholders.

There is no change in our market outlook, research focus or method of operation. We are positive on equities and believe stock selection will be the primary determinant of performance, while a pickup in the economy and increased capital spending would certainly be welcome. Our portfolio consists of approximately 50 positions, representing small and medium-sized companies that we believe are positioned to do well during the next several years.

Purchases during the quarter included Airgas, Inc., Allied Waste, Rollins, Inc. and Willis Group Holdings. We sold our shares of Dollar Tree Stores, Province Healthcare and Zebra.

We continue to hold our position in Herman Miller. The company is a leading, well established and innovative manufacturer and distributor of office furniture systems. Products are used also in industrial, educational and healthcare environments. Sales are made primarily to or through independent contract office furniture dealers. The office furniture market has been difficult during the past three years. Management has done a good job of controlling costs, gaining market share and maintaining profitability. Business is primarily tied to employment and is beginning to improve. We believe also that the replacement cycle for outdated furniture is greater than normal. Herman Miller's business should continue to improve during the next several years as employment and business spending pick up. The shares of this well managed company, in our opinion, are attractively valued based on potential earning power during the next few years.

MERIDIAN VALUE FUND(R)

The Meridian Value Fund's net asset value per share at September 30, 2004 was $38.93. This represents an increase of 2.9% for the calendar year to date. The Fund's total return and average compounded annual rate of return since June 30, 1995, were 463.5% and 17.9%, respectively. The comparable period returns for the S&P 500 with dividends were 138.0% and 9.8%, respectively. The Fund's assets at the close of the quarter were invested 5.7% in cash and cash equivalents and 94.3% in stocks. Total net assets were $2,186,787,671 and there were 106,859 shareholders.

There have been no major changes in our portfolio or our strategy. We continue to seek out-of-favor companies that have defensible positions in their industries, strong or improving balance sheets, reasonable valuations and good prospects for earnings growth. We believe that over the long term this strategy will continue to outperform. In our opinion the portfolio is well positioned, reasonably valued and diversified. Consumer products, industrial products and technology represent our largest areas of concentration and we continue to invest in companies of all market capitalizations.

New positions during the quarter include Christopher & Banks, Interpublic Group of Companies, Kraft Foods, La-Z-Boy, May Department Stores and Sensient Technologies. We sold our shares of Cadence Design Systems, Crane, Citizens Communications, Hyperion Solutions, Omnicare, Kononklijke Philips Electronics, Scholastic and Synopsys.

Eastman Kodak is the world-wide leader in traditional film and digital imaging products to consumers, the entertainment industry, professionals, healthcare providers and commercial businesses. Over the past five years, Kodak has experienced a significant decline in demand for its traditional film products, which accounted for more than 70% of sales, due to the rapid adoption of digital photography. Kodak's sales stagnated and earnings fell from $5.03 in 1999 to $2.32 in 2003, with the stock declining from a high of $50 to a low of $20. Over the past year, Kodak has reorganized its businesses to capture a meaningful share of the fast growing digital imaging market, especially digital cameras, film developing kiosks, digital imaging printers and healthcare imaging, and implemented significant cost reductions in its traditional film segments. These actions have driven renewed earnings growth and we believe the shares are reasonably valued at 11 times the $3 in earnings per share that Kodak management targets by 2006.

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares        Value**
                              ---------   --------------
COMMON STOCK - 94.7%
APPAREL - 3.2%
    Fossil, Inc. ...........    735,482   $   22,755,813
    Polo Ralph Lauren
      Corp.*................    553,925       20,146,252
                                          --------------
                                              42,902,065
  BANKING/FINANCE - 3.8%
    Silicon Valley
      Bancshares............    842,800       31,326,876
    UCBH Holdings, Inc.*....    485,808       18,980,519
                                          --------------
                                              50,307,395
  BROKERAGE & MONEY MANAGEMENT - 2.3%
    T. Rowe Price Group,
      Inc.*.................    609,173       31,031,273
  CELLULAR COMMUNICATIONS - 2.2%
    American Tower Corp.
      Class A...............  1,898,900       29,148,115
    JAMDAT Mobile, Inc. ....      2,000           46,140
                                          --------------
                                              29,194,255
  CONSTRUCTION - 2.8%
    Granite Construction,
      Inc.*.................  1,532,035       36,615,637
  CONSUMER DURABLES - 1.1%
    Matthews International
      Corp.*................    418,700       14,185,556
  CONSUMER SERVICES - 4.6%
    Regis Corp.*............    687,900       27,667,338
    Rollins, Inc.*..........    519,125       12,609,546
    Weight Watchers
      International,
      Inc. .................    536,510       20,827,318
                                          --------------
                                              61,104,202
  EDUCATION - 1.9%
    DeVry, Inc. ............  1,208,600       25,030,106
  FURNITURE/FIXTURES - 2.1%
    Herman Miller, Inc.*....  1,149,585       28,337,270

                               Shares        Value**
                              ---------   --------------
  HEALTHCARE PRODUCTS - 2.8%
    Edwards Lifesciences
      Corp. ................    548,985   $   18,390,998
    Steris Corp. ...........    846,010       18,561,459
                                          --------------
                                              36,952,457
  HEALTHCARE SERVICES - 9.7%
    DaVita, Inc. ...........  1,058,972       32,986,978
    Laboratory Corporation
      of America Holdings...    750,200       32,798,744
    LifePoint Hospitals,
      Inc. .................  1,082,000       32,470,820
    Renal Care Group,
      Inc. .................    922,550       29,733,787
                                          --------------
                                             127,990,329
  INDUSTRIAL PRODUCTS - 4.7%
    Airgas, Inc. ...........    153,925        3,704,975
    Dionex Corp. ...........    482,764       26,407,191
    Tektronix, Inc.*........    957,800       31,846,850
                                          --------------
                                              61,959,016
  INDUSTRIAL SERVICES - 8.0%
    Allied Waste Industries,
      Inc. .................  1,451,125       12,842,456
    EGL, Inc. ..............  1,043,078       31,563,540
    Expeditors International
      of Washington,
      Inc.*.................    144,200        7,455,140
    Republic Services,
      Inc.*.................    968,300       28,816,608
    United Rentals, Inc. ...  1,590,600       25,274,634
                                          --------------
                                             105,952,378
  INSURANCE - 4.3%
    Mercury General
      Corp.*................    601,500       31,813,335
    Willis Group Holdings
      Limited*..............    670,030       25,059,122
                                          --------------
                                              56,872,457
  REAL ESTATE - 2.0%
    Host Marriott Corp.*....  1,900,150       26,659,105
  RESTAURANTS - 6.5%
    Applebee's
      International,
      Inc.*.................  1,137,335       28,751,829
    CBRL Group, Inc.*.......    801,188       28,906,863
    Ruby Tuesday, Inc.*.....  1,040,000       28,984,800
                                          --------------
                                              86,643,492

MERIDIAN GROWTH FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                               Shares        Value**
                              ---------   --------------
COMMON STOCK (continued)
RETAIL - 9.8%
    Claire's Stores,
      Inc.*.................  1,205,600   $   30,188,224
    Cost Plus, Inc. ........    848,624       30,024,317
    Ethan Allen Interiors,
      Inc.*.................    846,400       29,412,400
    Ross Stores, Inc.*......  1,101,300       25,814,472
    Tuesday Morning Corp. ..    479,992       14,841,353
                                          --------------
                                             130,280,766
  TECHNOLOGY - 16.5%
    Advent Software,
      Inc. .................  1,056,838       17,786,584
    American Power
      Conversion Corp.*.....  1,488,073       25,877,589
    Autodesk, Inc.*.........    586,832       28,537,640
    FileNET Corp. ..........    718,800       12,550,248
    Getty Images, Inc. .....    440,000       24,332,000
    KEMET Corp. ............  2,432,600       19,679,734
    Molex, Inc. Class A*....  1,108,375       29,161,346
    Symbol Technologies,
      Inc.*.................  2,263,600       28,611,904
    Synopsys, Inc. .........    162,100        2,566,043
    Vishay Intertechnology,
      Inc. .................  2,292,950       29,579,055
                                          --------------
                                             218,682,143
  TELECOMMUNICATIONS EQUIPMENT - 6.4%
    Andrew Corp. ...........  2,470,625       30,240,450
    Plantronics, Inc.*......    735,900       31,820,316
    Tellabs, Inc. ..........  2,411,410       22,160,858
                                          --------------
                                              84,221,624
  TOTAL COMMON STOCK - 94.7%
    (Identified cost $1,093,930,401)...    1,254,921,524
                                          --------------

                               Shares        Value**
                              ---------   --------------
U.S. GOVERNMENT OBLIGATIONS - 2.2%
    U.S. Treasury Bill @
      1.316% due 11/04/04
      (Face Value
      $9,000,000)...........  9,000,000   $    8,987,900
    U.S Treasury Bill @
      1.617% due 12/09/04
      (Face Value
      $10,000,000)..........  10,000,000       9,968,850
    U.S Treasury Bill @
      1.726% due 01/06/05
      (Face Value
      $10,000,000)..........  10,000,000       9,953,090
                                          --------------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Identified cost $28,912,040)........       28,909,840
                                          --------------
  TOTAL INVESTMENTS - 96.9%
  (Identified cost $1,122,842,441).....    1,283,831,365
CASH AND OTHER ASSETS LESS
  LIABILITIES - 3.1%...................       41,100,947
                                          --------------

NET ASSETS - 100%......................   $1,324,932,312
                                          ==============

*  income producing

** Investment Valuation: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Shares        Value**
                               ---------   --------------
COMMON STOCK - 94.3%
AEROSPACE/DEFENSE - 2.3%
    Empresa Brasileira de
      Aeronautica S.A. ADR*..  1,073,900   $   28,350,960
    Northrop Grumman Corp.*..    420,800       22,441,264
                                           --------------
                                               50,792,224

  AGRICULTURE - 1.2%
    Agrium, Inc.*............  1,431,600       25,425,216

  BANKING/FINANCE - 4.2%
    Annaly Mortgage
      Management, Inc.*......  1,321,700       22,640,721
    Greater Bay Bancorp.*....    772,385       22,206,069
    SunTrust Banks, Inc.*....    347,000       24,432,270
    Washington Mutual,
      Inc.*..................    551,500       21,552,620
                                           --------------
                                               90,831,680

  BASIC MATERIALS - 1.0%
    Newmont Mining Corp.*....    473,500       21,558,455

  CONSUMER PRODUCTS - 16.0%
    Activision, Inc. ........  2,615,561       36,277,831
    American Greetings Corp.
      Class A*...............  1,296,200       32,560,544
    Avery Dennison Corp.*....    334,000       21,970,520
    Del Monte Foods Co. .....  3,205,400       33,624,646
    Eastman Kodak Co.*.......  1,214,200       39,121,524
    Fomento Economico
      Mexicano S.A. de C.V.
      ADR*...................    748,700       33,077,566
    Kimberly-Clark Corp.*....    485,100       31,332,609
    Kraft Foods, Inc.*.......    662,500       21,014,500
    Leggett & Platt, Inc.*...  1,479,700       41,579,570
    Newell Rubbermaid,
      Inc.*..................  1,574,200       31,546,968
    Sensient Technologies
      Corp.*.................    279,300        6,044,052
    Sony Corp. ADR*..........    625,400       21,507,506
                                           --------------
                                              349,657,836

  CONSUMER DURABLES - 1.7%
    General Motors Corp.*....    425,000       18,054,000
    Whirlpool Corp.*.........    325,000       19,529,250
                                           --------------
                                               37,583,250

                                Shares        Value**
                               ---------   --------------

  CONSUMER SERVICES - 2.1%
    ServiceMaster Co.*.......  3,606,200   $   46,375,732

  ENERGY - 6.8%
    Arch Coal, Inc.*.........  1,133,300       40,220,817
    El Paso Corp.*...........  3,221,000       29,600,990
    National-Oilwell,
      Inc. ..................  1,271,600       41,784,776
    Tidewater, Inc.*.........  1,140,400       37,120,020
                                           --------------
                                              148,726,603

  FURNITURE & FIXTURES - 1.7%
    Furniture Brands
      International, Inc.*...  1,298,300       32,561,364
    LA-Z-Boy, Inc.*..........    291,500        4,424,970
                                           --------------
                                               36,986,334

  HEALTHCARE PRODUCTS - 1.2%
    Haemonetics Corp. .......    791,000       25,976,440

  HEALTHCARE SERVICES - 1.7%
    HCA, Inc.*...............    988,000       37,692,200
    PAREXEL International
      Corp. .................     38,500          754,600
                                           --------------
                                               38,446,800

  INDUSTRIAL PRODUCTS - 8.5%
    ArvinMeritor, Inc.*......  1,524,300       28,580,625
    Cummins, Inc.*...........    309,200       22,846,788
    Eastman Chemical Co.*....    485,800       23,099,790
    Manitowoc Co., Inc.*.....    864,000       30,637,440
    Mettler-Toledo
      International, Inc. ...    694,000       32,770,680
    Packaging Corp. of
      America*...............    894,700       21,893,309
    Smurfit-Stone Container
      Corp. .................  1,306,300       25,303,031
                                           --------------
                                              185,131,663

  INDUSTRIAL SERVICES - 3.3%
    Allied Waste Industries,
      Inc. ..................  3,600,100       31,860,885
    Waste Management, Inc.*..  1,451,600       39,686,744
                                           --------------
                                               71,547,629

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Shares        Value**
                               ---------   --------------
COMMON STOCK (continued)
INFORMATION TECHNOLOGY SERVICES - 2.1%
    Automatic Data
      Processing, Inc.*......    536,600   $   22,172,312
    BearingPoint, Inc. ......  2,560,300       22,889,082
                                           --------------
                                               45,061,394

  INSURANCE - 3.7%
    Conseco, Inc. ...........  2,191,600       38,703,656
    MGIC Investment Corp.*...    313,800       20,883,390
    Nationwide Financial
      Services, Inc. Class
      A*.....................    603,100       21,174,841
                                           --------------
                                               80,761,887

  LEISURE & AMUSEMENT - 2.9%
    Boyd Gaming Corp.*.......    998,600       28,110,590
    Royal Caribbean Cruises
      Ltd.*..................    807,000       35,185,200
                                           --------------
                                               63,295,790

  MEDIA - 6.1%
    ADVO, Inc.*..............    574,750       17,782,765
    Hearst-Argyle Television,
      Inc.*..................    693,800       16,963,410
    Interpublic Group of
      Companies, Inc. .......  2,257,100       23,902,689
    Lamar Advertising Co.
      Class A................  1,007,300       41,913,753
    Time Warner, Inc. .......  2,018,000       32,570,520
                                           --------------
                                              133,133,137

  PAPER/FOREST PRODUCTS - 1.3%
    Aracruz Celulose S.A.
      ADR*...................    890,800       29,503,296

  PHARMACEUTICALS - 1.4%
    AstraZeneca Plc ADR*.....    773,000       31,793,490
  REAL ESTATE - 3.1%
    Healthcare Realty Trust,
      Inc.*..................    508,900       19,867,456
    Host Marriott Corp.*.....  3,468,700       48,665,861
                                           --------------
                                               68,533,317

  RESTAURANTS - 1.1%
    McDonald's Corp.*........    868,000       24,330,040

                                Shares        Value**
                               ---------   --------------

  RETAIL - 6.3%
    American Eagle
      Outfitters, Inc.*......    573,850   $   21,146,373
    BJ's Wholesale Club,
      Inc. ..................    927,200       25,349,648
    Christopher & Banks
      Corp.*.................    616,200        9,865,362
    May Department Stores
      Co.*...................    858,700       22,008,481
    Office Depot, Inc. ......  1,207,700       18,151,731
    Too, Inc. ...............  1,377,300       24,887,811
    The Talbots, Inc.*.......    697,100       17,281,109
                                           --------------
                                              138,690,515

  TECHNOLOGY - 7.9%
    AVX Corp.*...............    763,600        9,048,660
    Celestica, Inc. .........  1,299,600       16,504,920
    Coherent, Inc. ..........    958,750       24,869,975
    Credence Systems
      Corp. .................  2,121,764       15,276,701
    Electronics for Imaging,
      Inc. ..................    998,600       16,217,264
    McAfee, Inc. ............  1,708,800       34,346,880
    Storage Technology
      Corp. .................    776,500       19,614,390
    Symbol Technologies,
      Inc.*..................  1,707,000       21,576,480
    VeriSign, Inc. ..........    715,236       14,218,892
                                           --------------
                                              171,674,162

  TELECOMMUNICATIONS EQUIPMENT - 1.9%
    Tellabs, Inc. ...........  4,461,500       41,001,185

  TELECOMMUNICATIONS SERVICES - 2.7%
    Comcast Corp. Special
      Class A................  1,355,000       37,831,600
    Tele Norte Leste
      Participacoes S.A.
      ADR*...................  1,636,100       21,645,603
                                           --------------
                                               59,477,203

  TRANSPORTATION - 2.1%
    Burlington Northern Santa
      Fe Corp.*..............    594,900       22,790,619
    SkyWest, Inc.*...........  1,524,079       22,937,389
                                           --------------
                                               45,728,008

  TOTAL COMMON STOCK - 94.3%
    (Identified cost $1,880,216,301)....    2,062,023,285
                                           --------------

MERIDIAN VALUE FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
SEPTEMBER 30, 2004 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                Shares        Value**
                               ---------   --------------
U.S. GOVERNMENT OBLIGATIONS - 2.7%
    U.S. Treasury Bill @
    1.568% due 10/28/04 (Face
    Value $20,000,000.00)....  20,000,000  $   19,976,825
    U.S. Treasury Bill @
    1.570% due 11/26/04 (Face
    Value $20,000,000.00)....  20,000,000      19,951,937
    U.S. Treasury Bill @
    1.685% due 12/23/04 (Face
    Value $20,000,000.00)....  20,000,000      19,924,060
                                           --------------

  TOTAL U.S. GOVERNMENT OBLIGATIONS
  (Identified cost $59,852,449).........       59,852,821
                                           --------------

  TOTAL INVESTMENTS - 97.0%
  (Identified cost $1,938,155,753)......    2,121,876,106

CASH AND OTHER ASSETS LESS
  LIABILITIES - 3.0%....................       64,911,565
                                           --------------

NET ASSETS - 100%.......................   $2,186,787,671
                                           ==============

*  income producing

ADR - American Depository Receipt

** Investment Valuation: Marketable securities are valued at the closing price or last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                                                  MERIDIAN FUND, INC.

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

          ------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                GREGG B. KEELING
                            Treasurer and Secretary

                                   Custodian
                               PFPC TRUST COMPANY
                           Philadelphia, Pennsylvania

                      Transfer Agent and Disbursing Agent
                                   PFPC, INC.
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                            MERIDIAN GROWTH FUND(R)

                             MERIDIAN VALUE FUND(R)

                              FIRST QUARTER REPORT

                              [MERIDIAN FUND LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939

                              www.meridianfund.com

                            Telephone (800) 446-6662

                               SEPTEMBER 30, 2004